OTHER LONG-TERM LIABILITIES (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Other long-term liabilities
Consideration payable for acquisitions	¥ 23,062	¥ 79,083
Payables for purchase of property and equipment	231,459	206,591
Deferred revenue - non-current	15,419
Deferred government grants	6,507	9,771
Interest rate swap contracts	10,408
Asset retirement obligations	52,441	35,879
Others	6,241	9,488
Total other long-term liabilities	¥ 345,537	¥ 340,812